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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 2007

                    NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
               (Exact Name of Registrant as Specified in Charter)

              Massachusetts                    811-09297          36-4287820
      (State or Other Jurisdiction            (Commission      (I.R.S. Employer
            of Incorporation)                File Number)    Identification No.)

333 West Wacker Drive, Chicago, Illinois                             60606
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (312) 917-7700

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

(a) On March 21, 2007, the New York Stock Exchange (the "NYSE") notified the Chief Administrative Officer of the Nuveen Investments Funds in writing that certain funds did not meet the requirements of Section 303A.12(a) of the NYSE's Listed Company Manual, which requires disclosure of the Sarbanes-Oxley Act ("SOX") and NYSE Chief Executive Officer certifications in the Annual Report to Shareholders contained in Form N-CSR. The Registrant's 2006 Shareholder Report of Registered Management Investment Companies contained in Form N-CSR inadvertently did not reference the SOX and NYSE certifications required under
Section 303A.12(a).

Therefore, the Registrant has set forth such information below. In future years, the Registrant will include this disclosure, as required, in its Annual Report to Shareholders contained in Form N-CSR.

     CEO Certification Disclosure

     The Registrant's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO Certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

     The Registrant has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND


                                        By: /s/ Jessica R. Droeger
                                            ------------------------------------
                                            Jessica R. Droeger
                                            Vice President and Secretary

Dated: March 27, 2007